EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Air Methods Corporation 401(k) Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the net assets available for plan benefits and changes in net assets available for benefits of the Plan.


/s/Aaron D. Todd
----------------
Aaron D. Todd
Chief Executive Officer
July 14, 2003

/s/Trent J. Carman
------------------
Trent J. Carman
Chief Financial Officer
July 14, 2003


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